Other non-current liabilities (Tables)	12 Months Ended
Mar. 31, 2018
Text block1 [abstract]
Summary of Non-Current Liabilities

Non-current liabilities consist of:

	As at March 31,
	2017	2018	2018
	(₹ in million)	(₹ in million)	(US dollars in million)
Financial
Project creditors, Security deposits and retentions	3,104	1,346	21
Put option liability with non-controlling interests(1)	—	2,988	46
Others	18	60	1
Total - Financial	3,122	4,394	68
Non Financial
Others	—	1	0
Total Non Financial	—	1	0

	3,122	4,395	68

(1)	One of the significant non-controlling shareholder of ASI has an option to offload their shareholding to the Group. The option is exercisable after 5 years from the date of acquisition at a price higher of ₹ 49 ($ 0.8) per share and the fair market value of the share. Therefore, the liability is carried at higher of the two. Subsequent changes to the fair value put option liability are treated as equity transaction and hence accounted for in equity. (Refer Note 1 – Business Combination)